SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        PROFESSIONALLY MANAGED PORTFOLIOS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                        Professionally Managed Portfolios
                                Trent Equity Fund
                          3101 N. Elm Street, Suite 150
                        Greensboro, North Carolina 27408


                              LETTER TO SHAREHOLDER

                                    [TO COME]

                        PROFESSIONALLY MANAGED PORTFOLIOS
                                TRENT EQUITY FUND
                          3101 N. Elm Street, Suite 150
                        Greensboro, North Carolina 27408

                            Notice of Special Meeting

            To the Shareholders of the Trent Equity Fund, a series of
                       Professionally Managed Portfolios:

Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Trent Equity Fund (the "Fund"), a separate series of the Professionally Managed Portfolios (the "Trust") at ____ a.m., Eastern Time, at the offices of Trent Capital Management, Inc., 3101 N. Elm Street, Suite 150, Greensboro, NC 27408. At the Meeting, you and the other shareholders of the Fund will be asked to consider the following Proposals:

(1) The adoption of a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940; and

(2) Any other business that may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on [ DATE ], 1999 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

By order of the Board of Trustees of the Trust.

Robin Berger, Secretary

New York, New York
[ DATE ], 1999

                                TRENT EQUITY FUND
                          3101 N. ELM STREET, SUITE 150
                        GREENSBORO, NORTH CAROLINA 27408

                                 PROXY STATEMENT

This Proxy Statement is furnished to the shareholders of the Trent Equity Fund (the "Fund"), a separate series of Professionally Managed Portfolios (the "Trust"), on behalf of the Trust's Board of Trustees in connection with the solicitation of voting instructions for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on [ DATE ], 1999, at ____ a.m., Eastern Time, at the offices of Trent Capital Management, Inc., 3101 N. Elm Street, Suite 150, Greensboro, North Carolina, 27408 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is [ DATE ], 1999. At the Meeting the shareholders of the Fund will be asked to consider the following Proposals:

(1) The adoption of a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Investment Company Act"); and

(2) Any other business that may properly come before the Meeting or any adjournments thereof.


The Fund's investment adviser is Trent Capital Management, Inc. ("TCM"), 3101 N. Elm Street, Suite 150, Greensboro, North Carolina, 27408. The Fund's administrator is Investment Company Administration LLC, 2020 East Financial Way, Glendora, California 91741. The Fund's principal underwriter is First Fund Distributors, Inc., 4455 East Camelback, Suite 261E, Phoenix, Arizona 85018.

The Trust requests broker-dealer firms, custodians, nominees and fiduciaries to forward these proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. In addition to the solicitation of proxies by mail, officers and employees of the investment adviser, the Fund, or the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by TCM.

Shareholders of the Fund at the close of business on [ DATE ], 1999 will be entitled to be present and vote at the Meeting. As of that date, there were (QUANTITY) shares of the Fund outstanding. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve the Distribution Plan. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares.

Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be counted for or against any adjournment or the proposal to adopt the Plan. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against the Plan. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

As of [ DATE ], 1999 the officers and Trustees of the Fund owned, as a group, less than 1% of the shares of the Fund. As of [ DATE ], 1999, the following persons owned beneficially more than 5% of the outstanding shares of the Fund:

                  XXXXXXXXXXXXXX
                  XXXXXXXXXXXXXXX
                  XXXXXXXXXXX, XX 99999 -- x.xx%

                  XXXXXXXXXXXXXX
                  XXXXXXXXXXXXXXX
                  XXXXXXXXXXX, XX 99999 -- x.xx%

                  XXXXXXXXXXXXXX
                  XXXXXXXXXXXXXXX
                  XXXXXXXXXXX, XX 99999 -- x.xx%

The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR Proposal 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting.

APPROVAL OF THE DISTRIBUTION PLAN

Background Information

On (ADOPTION DATE), the Trustees of the Trust, including a majority of those Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement related to the Distribution Plan (the "Independent Trustees"), adopted the Distribution Plan. In approving the Distribution Plan, the Trustees determined that the fees payable under the Distribution Plan are likely to facilitate the sale of the Fund's shares, resulting in higher levels of sales and lower levels of redemptions than otherwise would be obtainable. This in turn should assist in the goal of achieving net positive cash flow into the Fund and an increase in Fund asset size. There can be no assurance, however, that the Fund will achieve these goals.

DESCRIPTION OF THE DISTRIBUTION PLAN

Under the Distribution Plan, the Fund will pay 0.25% on an annualized basis of the Fund's average daily net assets as distribution and service fees to TCM for performing the following kinds of distribution services that are primarily intended to result in the sale of the Fund's shares, including, but not limited to:

     (a) making payments, including incentive compensation, to agents for and consultants to TCM, any affiliate of TCM or the Trust, including pension administration firms that provide distribution and shareholder related services and broker-dealers that engage in the distribution of the Fund's shares;

     (b) making payments to persons who provide support services in connection with the distribution of the Fund's shares and servicing of the Fund's shareholders, including, but not limited to, personnel of TCM, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Trust's transfer agency or other servicing arrangements;

     (c) making payments pursuant to the Distribution Plan;

     (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

     (e) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund;

     (f) preparing, printing and distributing sales literature pertaining to the Fund; and

     (g) obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Trust may, from time to time, deem advisable. Such services and activities shall be deemed to be covered by the Distribution Plan whether performed directly by TCM or by a third party.

The Distribution Plan provides that the Board of Trustees will be provided on a quarterly basis with a written report specifying in reasonable detail the amounts expended for distribution and service related activities and the purposes for which such expenditures were made. The Distribution Plan, if approved, will remain in effect for one year from the date of such approval, and thereafter from year to year so long as it is approved by a majority of the Trust's Board of Trustees, including a majority of the Independent Trustees, unless sooner terminated according to its terms. In accordance with the requirements of Rule 12b-1 under the Investment Company Act, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Independent Trustees. The form of the Distribution Plan is attached as Exhibit A.

ADVANTAGES OF THE DISTRIBUTION PLAN

The Distribution Plan is a "compensation" plan. This means that payments will be made to TCM even if the actual expenses that are incurred for distribution or service related activities are less than the payments. However, at any given time, the aggregate amount of expenses incurred by TCM in connection with payments for distribution and service related activities may exceed the total payments made by the Fund pursuant to the Distribution Plan. The Fund will accrue and carry forward amounts attributable to payments or expenses incurred in prior years by TCM for distribution and service related activities in excess of 0.25% of the Fund's average daily net assets. Any such amounts in excess of this percentage limitation may be paid in future years.

TCM has contractually agreed to waive or reimburse the Fund's annual expenses for XXX year(s). In view of this expense waiver, approval of the Distribution Plan will not increase expenses incurred by the Fund during the expense waiver period.

TRUSTEES' EVALUATION

In considering the adoption of the Distribution Plan, the Board of Trustees gave equal consideration to the following: (i) the potential costs and benefits of the Distribution Plan to shareholders; (ii) whether the Distribution Plan could be expected to assist in the marketing of Fund shares and reduce the level of share redemptions; (iii) the advantages to the Fund and its shareholders that might result from growth in the Fund's assets, including economies of scale and reduced expense ratios; and (iv) the competitive situation in the industry involving the use of distribution plans by an increasing number of mutual funds, making the Distribution Plan a reasonable measure to encourage additional sales and discourage redemptions. The Trustees determined that the ability to compensate broker-dealers, banks and others for distribution and service related activities is likely to result in higher levels of sales and lower levels of redemptions of Fund shares than would otherwise occur. This in turn should assist the Fund in achieving net positive cash flows and an increase in its asset size.

The Trustees also recognized and considered that possible benefits maybe realized by TCM as a result of the adoption of the Plan. If Fund assets grow more rapidly as a result of the implementation of the Distribution Plan, the investment advisory and administrative fees payable to TCM by the Fund (which fees are calculated as a percentage of net assets) will also increase.

Following their consideration, the Trustees, including the Independent Trustees, concluded that the Distribution Plan is in the best interest of the Fund. The Distribution Plan will not become effective unless approved by shareholders at the Meeting.

RECOMMENDATION

At the Meeting, Shareholders of the Fund will vote on the adoption of the Distribution Plan.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 1.

GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust.

REPORTS TO SHAREHOLDERS

The Fund will furnish, without charge, a copy of its most recent Annual Report to Shareholders of the Fund on request. Requests for such reports should be directed to Trent Capital Management, Inc., 3101 N. Elm Street, Suite 150, Greensboro, NC 27408,or to (336) 282-9302.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF- ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Robin Berger, Secretary to the
Professionally Managed Portfolios

New York, New York
[ DATE ], 1999

                                  EXHIBIT LIST

Exhibit A           Form of the Distribution Plan

                                                                       EXHIBIT A

                            FORM OF DISTRIBUTION PLAN

                        PROFESSIONALLY MANAGED PORTFOLIOS

                              SHARE MARKETING PLAN

     This Share Marketing Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), by Professionally Managed Portfolios, a Massachusetts business trust (the "Trust") with respect to the Trent Equity Fund (the "Fund"). The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. In reviewing the Plan, the Board of Trustees considered the proposed range and nature of payments and terms of the Investment Advisory Agreement between the Trust on behalf of the Fund and Trent Capital Management, Inc., ("TCM") and the nature and amount of other payments, fees and commissions that may be paid to TCM, its affiliates and other agents of the Trust. The Board of Trustees, including the Independent Trustees, concluded that the proposed overall compensation of TCM and its affiliates was fair and not excessive.

     In its considerations, the Board of Trustees also recognized that uncertainty may exist from time to time with respect to whether payments to be made by the Fund to TCM, as the "distribution coordinator," or other firms under agreements with respect to the Fund may be deemed to constitute impermissible distribution expenses. As a general rule, an investment company may not finance any activity primarily intended to result in the sale of its shares, except pursuant to the Rule. Accordingly, the Board of Trustees determined that the Plan also should provide that payments by the Trust and expenditures made by others out of monies received from the Trust which are later deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares shall be deemed to have been made pursuant to the Plan.

     The approval of the Board of Trustees included a determination that in the exercise of the Trustees' reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Trust, the Fund to which the Plan applies and the shareholders.

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                                                                          Page 1

                                                                       EXHIBIT A

The provisions of the Plan are:

     1. ANNUAL FEE. The Fund will pay to TCM, as the distribution coordinator, an annual fee for TCM's services in connection with the promotion and distribution of the Fund's shares and related shareholder servicing. The annual fee paid to TCM under the Plan will be calculated daily and paid monthly by the Fund on the first day of each month based on the average daily net assets of the shares of the Fund, as follows: an annual rate of up to 0.25%. This fee is not tied exclusively to actual distribution and service expenses, and the fee may exceed the expenses actually incurred.

     2. SERVICES COVERED BY THE PLAN. The fee paid under Section 1 of the Plan is intended to compensate TCM for performing the following kinds of services that are primarily intended to result in the sale of the Fund's shares, including, but not limited to: (a) making payments, including incentive compensation, to agents for and consultants to TCM, any affiliate of TCM or the Trust, including pension administration firms that provide distribution and shareholder related services and broker-dealers that engage in the distribution of the Fund's shares; (b) making payments to persons who provide support services in connection with the distribution of a Fund's shares and servicing of the Fund's shareholders, including, but not limited to, personnel of TCM, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Trust's transfer agent or other servicing arrangements; (c) making payments pursuant to the form of Distribution Agreement attached hereto as an exhibit; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; (f) preparing, printing and distributing sales literature pertaining to the Fund; and (g) obtaining whatever information, analysis and reports with respect to marketing and promotional activities whether performed directly by the Advisor or by a third party that the Trust may, from time to time, deem advisable.

     3. WRITTEN REPORTS. TCM shall furnish to the Board of Trustees of the Trust, for its review, on a quarterly basis, a written report of the monies paid to it under the Plan with respect to the Fund, and shall furnish the Board of Trustees of the Trust with such other information as the Board of Trustees may reasonably request in connection with the payments made under the Plan in order to enable the Board of Trustees to make an informed determination of whether the Plan should be continued as to a Fund.

     4. TERMINATION. The Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding voting securities

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                                                                          Page 2

                                                                       EXHIBIT A

     of the Fund, and any Distribution Agreement under the Plan may be likewise terminated on not more than sixty (60) days' written notice. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward Distribution Expenses.

     5. AMENDMENTS. The Plan and any Distribution Agreement may not be amended to increase materially the amount to be spent for distribution and servicing of a Fund's shares pursuant to Section 1 without approval by a majority of the outstanding voting securities of the Fund. All material amendments to the Plan and any Distribution Agreement entered into with third parties shall be approved by the Independent Trustees cast in person at a meeting called for the purpose of voting on any such amendment. TCM may assign its responsibilities and liabilities under the Plan to another party who agrees to act as "distribution coordinator" for the Trust with the consent of a majority of the Independent Trustees.

     6. SELECTION OF INDEPENDENT TRUSTEES. So long as the Plan is in effect, the selection and nomination of the Trust's Independent Trustees shall be committed to the discretion of the existing Independent Trustees.

     7. EFFECTIVE DATE OF PLAN. The Plan shall take effect at such time as it has received requisite Trustee approval and, unless sooner terminated, shall continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

     8. PRESERVATION OF MATERIALS. The Trust will preserve copies of the Plan, any Distribution Agreements relating to the Plan and any report made pursuant to Section 5 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

     9. MEANINGS OF CERTAIN TERMS. As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the Investment Company Act and the rules and regulations under the Investment Company Act, subject to any exemption that may be granted to the Trust under the Investment Company Act by the Securities and Exchange Commission.

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                                                                          Page 3

                                                                       EXHIBIT A


                             DISTRIBUTION AGREEMENT

                       EXHIBIT TO THE SHARE MARKETING PLAN


-----------------------------

-----------------------------

-----------------------------

-----------------------------

Ladies and Gentlemen:

     This Distribution Agreement has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), by Professionally Managed Portfolios, a Massachusetts business trust (the "Trust"), on behalf of various series of the Trust (the "Fund" or, collectively, the "Funds"), as governed by the terms of the Share Marketing Plan (the "Plan") adopted by the Fund's shareholders.

     The Plan has been approved by a majority of the Trustees who are not interested persons of the Trust or the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. Such approval included a determination that in the exercise of the reasonable business judgment of the Board of Trustees and in light of the Trustees' fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Funds and shareholders.

     1. To the extent you provide eligible shareholder services of the type identified in the Plan to the Funds identified in the attached Schedule (the "Schedule"), we shall pay you a monthly fee based on the average net asset value of Fund shares during any month which are attributable to customers of your firm, at the rate set forth on the Schedule.

     2. In no event may the aggregate annual fee paid to you pursuant to the Schedule exceed 0.25 percent of the value of the net assets of the Fund held in your customers' accounts which are eligible for payment pursuant to this Distribution Agreement (determined in the same manner as the Fund uses to compute its net assets as set forth in its then effective Prospectus), without approval by a majority of the outstanding shares of the Fund.

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                                                                          Page 4

                                                                       EXHIBIT A

     3. You shall furnish us and the Trust with such information as shall reasonably be requested by the Trust's Board of Trustees with respect to the services performed by you and the fees paid to you pursuant to the Schedule.

     4. We shall furnish to the Board of Trustees of the Trust, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us with respect to the Fund and the purposes for which such expenditures were made.

     5. You agree to make shares of the Fund available only (a) to your customers or entities that you service at the net asset value per share next determined after receipt of the relevant purchase instruction or (b) to each Fund itself at the redemption price for shares, as described in the Fund's Prospectus.

     6. No person is authorized to make any representations concerning the Fund or shares of the Fund except those contained in the Fund's Prospectus or Statement of Additional Information ("SAI") and any such information as may be released by the Fund as information supplemental to such Prospectus or SAI.

     7. Additional copies of each such Prospectus or SAI and any printed information issued as supplemental to each such Prospectus or SAI will be supplied by the Fund to you in reasonable quantities upon request.

     8. In no transaction shall you have any authority whatever to act as agent of the Fund and nothing in this Distribution Agreement shall constitute you or the Fund the agent of the other. You are not authorized to act as an underwriter of shares of the Fund or as a dealer in shares of the Fund.

     9. All communications to the Fund shall be sent to: Trent Capital Management, Inc., 3101 N. Elm Street, Suite 150, Greensboro, NC 27408 . Any notice to you shall be duly given if mailed or telegraphed to you at your address as indicated in this Distribution Agreement.

     10. This Distribution Agreement may be terminated by us or by you, by the vote of a majority of the Trustees of the Trust who are Independent Trustees, or by a vote of a majority of the outstanding shares of the Fund, on sixty (60) days' written notice, all without payment of any penalty. It shall also be terminated automatically by any act that terminates the Plan.

     11. The provisions of the Plan between the Trust and us, insofar as they relate to you, are incorporated herein by reference.

--------------------------------------------------------------------------------

                                                                       EXHIBIT A

     This Distribution Agreement shall take effect on the date indicated below, and the terms and provisions thereof are hereby accepted and agreed to by us as evidenced by our execution hereof.


                                        TRENT CAPITAL MANAGEMENT, INC.
                                        As Distribution Coordinator


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                        Dated:
                                               ---------------------------------

Agreed and Accepted:

---------------------------------
(Name)

By:
    -----------------------------
    (Authorized Officer)

--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                       SCHEDULE TO DISTRIBUTION AGREEMENT

                         BETWEEN _____________________.
                                       AND
                         TRENT CAPITAL MANAGEMENT, INC.
                           AS DISTRIBUTION COORDINATOR

     Pursuant to the provisions of the Distribution Agreement between the above parties with respect to Trent Capital Management, Inc. as Distribution Coordinator, shall pay a monthly fee to the above-named party based on the average net asset value of shares of the Fund during the previous calendar month the sales of which are attributable to the above-named party, as follows:


         FUND                                         FEE
         ----                                        -----
         Trent Equity Fund                           0.25%

--------------------------------------------------------------------------------

Please mark, date and return this Proxy by [DATE]

     PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                    [ DATE ]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSAL

                                TRENT EQUITY FUND

The undersigned hereby appoints [NAME] and [NAME] and each of them, his/her true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the Special Meeting of Shareholders to he held on [DATE] at the offices of the Advisor to the Fund and at any adjournments thereof, on all matters coming before said meeting.


(1) Adoption of the Fund's Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940.

     [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DECISION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as name or names appear hereon. Joint owners should both sign. Corporate and partnership accounts should be signed in the full corporate or partnership name by an authorized officer or partner. Fiduciaries should give full titles as such.


------------------------------
Signature


------------------------------
Signature


PLEASE INDICATE IF YOU PLAN TO ATTEND THE MEETING [ ]


Dated ______________, 1999